Fidelity®

Real Estate High Income Fund II

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

REHIFII-SANN-0801 140987
1.723907.102

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Life of fund
Fidelity Real Estate High Income II	7.82%	19.76%	63.02%
ML High Yield Master	4.87%	2.10%	24.70%
NAREIT Index	12.55%	25.35%	n/a*
Real Estate Funds Average	7.71%	20.45%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 149 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity Real Estate High Income II	19.76%	10.81%
ML High Yield Master	2.10%	4.75%
NAREIT Index	25.35%	n/a*
Real Estate Funds Average	20.45%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $163,016 - a 63.02% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $124,698 - a 24.70% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

Fund Talk: The Manager's Overview

An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund II

Q. How did the fund perform, Mark?

A. For the six-month period that ended June 30, 2001, the fund returned 7.82%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 12.55%, while the real estate funds average tracked by Lipper Inc. returned 7.71%. The fund outpaced the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, which returned 4.87%. For the 12-month period that ended June 30, 2001, the fund returned 19.76%, while the NAREIT Index, Lipper peer group and Merrill Lynch index returned 25.35%, 20.45% and 2.10%, respectively.

Q. What factors caused the fund to lag the NAREIT Index, yet outperform the Lipper peer group average and Merrill Lynch index during the past six months?

A. It was an unusual six-month period for real estate stocks because the riskier, higher-yielding securities actually performed better than higher-quality real estate stocks with solid balance sheets and better growth prospects. This surprised me because I believed that, as the U.S. economy weakened, investors would be willing to spend a little more for higher-quality stocks. Historically, this appreciation of quality has occurred in slowing economies, but it didn't happen this time. Therefore, my emphasis on these higher-quality stocks that had slightly lower dividend yields actually held back the fund's return relative to the NAREIT Index. The fund's peer group appeared to have a similar strategy to mine, based on its comparable performance to the fund. Still, the fund's performance was superior to many other areas of the equity market, as well as the corporate bonds that make up the Merrill Lynch High Yield Master Index. Overall, I think the favorable valuations and higher dividend yields offered by real estate stocks are the reasons investors found them more attractive than other securities.

Q. Were there other key components to your investment strategy?

A. Yes, there were two other main elements. First, I continued to own a subset of stocks that I classify as special situations, or those that have been unfairly punished and in which I have reason to believe there's some catalyst for a recovery in their share prices. Second, I've become a little less optimistic about a near-term recovery in the economy, and have shifted a percentage of the fund into more defensive positions within its broader group of better-quality companies. More specifically, I've increased the fund's overweighting in both apartment and industrial real estate investment trusts (REITs) that are less likely to be hurt by a sustained economic recession. At the same time, I've decreased the fund's holdings in a number of areas closely tied to the health of the economy, such as hotel and office stocks.

Q. How did the fund's holdings in commercial mortgage-backed securities (CMBS) contribute to fund performance?

A. The fund's CMBS positions did well on an absolute basis and relative to real estate stocks and corporate bonds. Generally speaking, the CMBS subportfolio has concentrated positions in a few securities. Several of these positions - such as BKB 1997-C1 Class G and SASC 1996-CFL Class H - benefited from either a credit-rating upgrade or the market's recognition of improved credit quality. These positive developments sent the prices of these CMBS holdings higher. In general, balanced supply and demand technicals for both commercial space and bonds helped keep CMBS yield spreads stable.

Q. What other holdings helped boost performance? Which disappointed?

A. Healthcare Realty Trust, a top performer, was an example of a special situation investment that worked. This REIT's share price had been unfairly punished due to concerns about government reimbursements for health care facilities, but rallied when those concerns subsided. Another top performer, Crescent Real Estate Equities, was a high-yielding, broadly diversified REIT that did well being in the high-yield sweet spot of the market. In terms of disappointments, Reckson Associates Realty suffered problems with its ancillary businesses that sent shares down roughly 8%. Elsewhere, the fund's positions in large, well-managed REITs with strong earnings growth - such as Equity Office and Apartment Investment & Management - were hurt by the market's penchant for higher-yielding stocks.

Q. What's your outlook?

A. I believe that the strong performance of higher-dividend-yielding stocks relative to better-quality stocks in the real estate sector seen during the past six months is unlikely to continue much longer. These higher-yielding stocks do not have enough earnings growth to sustain such price appreciation. If the economy remains weak, I would expect that investors would become concerned enough about the slowing economy to move to higher-quality stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

3

Fund Facts

Goal: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts

Start date: September 27, 1996

Size: as of June 30, 2001, more than $355 million

Manager: Mark Snyderman, since inception; joined Fidelity in 1994

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 2.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.9%
Homebuilding/Real Estate - 1.9%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (c)	-	$ 16,985,600	$ 6,656,317
Nonconvertible Bonds - 0.1%
Hotels - 0.1%
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	80,000	52,000
9.75% 11/1/06	Caa2	515,000	334,750
			386,750
TOTAL CORPORATE BONDS (Cost $8,124,663)			7,043,067
Asset-Backed Securities - 0.1%

Saxon Asset Securities Trust:
8% 12/25/27 (c)	BB	333,340	317,168
8.6% 12/25/27 (c)	B	287,464	265,388
TOTAL ASSET-BACKED SECURITIES (Cost $494,078)			582,556
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.0977% 12/29/25 (c)(d)	Ba3	498,298	236,481
Class 2C, 7.0977% 12/29/25 (c)(d)	B3	2,550,000	825,262
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,285,321)			1,061,743
Commercial Mortgage Securities - 5.5%

Artesia Mortgage CMBS, Inc. Series 1998-C1:
Class G, 6.871% 10/25/31 (c)(d)	-	999,248	606,965
Class NR, 6.423% 10/25/31 (c)(d)	-	1,499,623	382,697
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 7.5625% 4/27/09 (c)(d)	BB	1,743,815	1,604,310
Class H, 4.3341% 10/25/22 (c)(d)	-	1,369,456	342,364

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	B-	$ 250,000	$ 199,375
Class B6, 6.425% 10/15/03 (c)	CCC	250,000	156,250
Class B7, 6.425% 10/15/03 (c)	-	335,000	165,406
CS First Boston Mortgage Securities Corp. Series 2000-FL1:
Class H, 9.2159% 9/15/03 (d)(e)	B2	275,000	241,313
Class J, 9.2159% 9/15/03 (d)(e)	B3	185,000	151,238
Class K, 9.2159% 9/15/03 (d)(e)	-	324,000	127,170
DLJ Mortgage Acceptance Corp. Series 1994-MF4 Class C, 8.5% 11/18/01 (c)	-	1,046,000	1,035,540
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/29/39 (d)	-	4,000,000	3,152,760
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class F, 8.114% 4/15/19 (c)(d)	-	919,984	133,398
Series 1998-A Class E, 7.9252% 9/15/20 (c)(d)	BB	1,296,082	64,804
JP Morgan Commercial Mortgage Finance Corp. Series 1997-C4 Class NR, 7.38% 12/26/28 (c)	-	4,885,341	1,473,808
Kidder Peabody Acceptance Corp. I Series 1994-M1 Class D, 8.1284% 7/25/01 (c)(d)	-	1,914,000	1,799,160
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 7.0187% 4/25/21 (d)	Caa1	337,733	302,271
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (c)	-	12,919,000	1,045,147
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 8.6225% 1/15/03 (c)(d)	-	2,500,000	2,366,545
Structured Asset Securities Corp.:
Series 1995-C1 Class F, 7.375% 9/25/24 (c)	-	3,000,000	2,612,695
Series 1996-CFL Class H, 7.75% 2/25/28 (c)	BB	1,500,000	1,429,219
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 7.41% 1/30/06 (c)	-	$ 99,136	$ 72,029
Class D, 7.41% 1/30/06 (c)	-	122,015	77,461
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $24,780,156)			19,541,925
Complex Mortgage Securities - 0.1%

Principal Only - 0.1%
Structured Asset Securities Corp. Series 1996-CFL Class P, 0% 2/25/28 (c)(f) (Cost $239,901)	-	530,723	265,361
Common Stocks - 87.6%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warants 9/1/03 (a)	781,850	0
Diversified Financial Services - 0.5%
Catellus Development Corp. (a)	107,300	1,872,385
Homebuilding/Real Estate - 83.8%
Alexandria Real Estate Equities, Inc.	67,900	2,702,420
AMB Property Corp.	357,200	9,201,472
American Land Lease, Inc.	207,468	2,572,603
AMLI Residential Properties Trust (SBI)	24,000	590,400
AMRESCO Capital Trust, Inc.	163,000	1,357,790
Apartment Investment & Management Co. Class A	555,115	26,756,543
Archstone Communities Trust	384,800	9,920,144
Arden Realty, Inc.	269,300	7,190,310
AvalonBay Communities, Inc.	223,700	10,457,975
Boardwalk Equities, Inc.	322,000	2,541,546
Boston Properties, Inc.	151,200	6,184,080
Cabot Industrial Trust (SBI)	142,000	2,982,000
Capstead Mortgage Corp.	105,600	1,879,680
CarrAmerica Realty Corp.	27,000	823,500
CBL & Associates Properties, Inc.	104,400	3,204,036
CenterPoint Properties Trust	267,600	13,433,520
Charles E. Smith Residential Realty, Inc.	38,000	1,905,700
Chateau Communities, Inc.	32,300	1,014,220
Clarion Commercial Holdings, Inc. Class A	14,200	113,600
Cousins Properties, Inc.	150,477	4,040,307
Crescent Real Estate Equities Co.	499,300	12,267,801
Duke-Weeks Realty Corp.	365,200	9,075,220

	Shares	Value (Note 1)
Eastgroup Properties, Inc.	54,400	$ 1,229,440
Equity Office Properties Trust	975,439	30,853,133
Equity Residential Properties Trust (SBI)	342,839	19,387,545
Excel Legacy Corp. (a)	1,331,700	2,756,619
Fortress Investment Corp. (c)	225,930	2,795,884
Franchise Finance Corp. of America	39,100	981,801
General Growth Properties, Inc.	386,800	15,224,448
Glenborough Realty Trust, Inc.	103,800	2,003,340
Golf Trust of America, Inc.	329,000	2,543,170
Healthcare Realty Trust, Inc.	86,100	2,264,430
Home Properties of New York, Inc.	391,266	11,777,107
Host Marriott Corp.	230,100	2,880,852
Kimco Realty Corp.	125,400	5,937,690
Liberty Property Trust (SBI)	297,100	8,794,160
LNR Property Corp.	16,900	591,500
LTC Properties, Inc.	278,200	1,265,810
Mack-Cali Realty Corp.	53,450	1,522,256
Manufactured Home Communities, Inc.	18,000	505,800
MeriStar Hospitality Corp.	30,700	729,125
Northstar Capital Investment Corp. (c)	85,000	1,200,625
Pacific Gulf Properties, Inc.	171,200	837,168
Pan Pacific Retail Properties, Inc.	5,000	130,000
Philips International Realty Corp.	135,300	568,260
Pinnacle Holdings, Inc. (a)	40,060	215,523
Plum Creek Timber Co., Inc.	1,400	39,382
ProLogis Trust	200,600	4,557,632
Reckson Associates Realty Corp.	300,300	6,906,900
Senior Housing Properties Trust (SBI)	18,000	234,000
Simon Property Group, Inc.	210,300	6,302,691
SL Green Realty Corp.	74,900	2,270,219
Spieker Properties, Inc.	42,900	2,571,855
Sun Communities, Inc.	163,200	5,769,120
Taubman Centers, Inc.	296,000	4,144,000
The Macerich Co.	28,600	709,280
Trammell Crow Co. (a)	22,200	245,310
Ventas, Inc.	26,400	289,080
Vornado Operating Co. (a)	27,100	37,398
Vornado Realty Trust	435,000	16,982,400
		298,269,820
Hotels - 1.0%
MeriStar Hotels & Resorts, Inc. (a)	702,900	1,265,220
Starwood Hotels & Resorts Worldwide, Inc. unit	61,450	2,290,856
Wyndham International, Inc. Class A (a)	4,600	11,500
		3,567,576
Paper - 0.6%
Georgia-Pacific Group - Timber Group	57,800	2,066,350
Services - 1.7%
Public Storage, Inc.	200,000	5,930,000
TOTAL COMMON STOCKS (Cost $263,136,224)		311,706,131
Preferred Stocks - 0.4%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 0.2%
Hotels - 0.2%
Innkeepers USA Trust Series A, $2.16	37,200	$ 815,796
Nonconvertible Preferred Stocks - 0.2%
Homebuilding/Real Estate - 0.2%
Crown American Realty Trust Series A, $5.50	13,200	$ 637,560
TOTAL PREFERRED STOCKS (Cost $1,590,000)		1,453,356
Cash Equivalents - 3.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $11,626,000)	$ 11,629,861	11,626,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $311,276,343)		353,280,139
NET OTHER ASSETS - 0.7%		2,371,150
NET ASSETS - 100%		$ 355,651,289
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,129,659 or 7.9% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CS First Boston Mortgage Securities Corp. Series 2000-FL1: Class H, 9.2159% 9/15/03	12/21/00	$ 242,000
Class J, 9.2159% 9/15/03	12/21/00	$ 151,700
Class K, 9.2159% 9/15/03	12/21/00	$ 127,975
(f) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.0%	BBB	0.0%
Ba	0.1%	BB	1.0%
B	0.3%	B	0.1%
Caa	0.2%	CCC	0.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 6.3%. FMR has determined that unrated debt securities that are lower quality account for 6.3% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $31,876,139 and $120,847,123, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,518 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $519,721 or 0.1% of net assets.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $308,108,199. Net unrealized appreciation aggregated $45,171,940, of which $64,186,781 was related to appreciated investment securities and $19,014,841 was related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $20,834,000 of which $4,711,000, $9,942,000 and $6,181,000 will expire on December 31, 2006, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $11,626,000) (cost $311,276,343) - See accompanying schedule		$ 353,280,139
Cash		771,349
Receivable for investments sold		914,411
Dividends receivable		514,628
Interest receivable		540,685
Total assets		356,021,212
Liabilities
Payable for investments purchased	$ 30,017
Distributions payable	86,561
Accrued management fee	215,008
Other payables and accrued expenses	38,337
Total liabilities		369,923
Net Assets		$ 355,651,289
Net Assets consist of:
Paid in capital		$ 315,685,268
Undistributed net investment income		7,090,317
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,128,092)
Net unrealized appreciation (depreciation) on investments		42,003,796
Net Assets, for 29,790,366 shares outstanding		$ 355,651,289
Net Asset Value, offering price and redemption price per share ($355,651,289 ÷ 29,790,366 shares)		$11.94

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 6,729,591
Interest		3,209,957
Total income		9,939,548
Expenses
Management fee	$ 1,382,049
Transfer agent fees	28,488
Accounting fees and expenses	95,408
Non-interested trustees' compensation	678
Custodian fees and expenses	12,195
Registration fees	1,012
Audit	23,980
Legal	23,420
Miscellaneous	73
Total expenses before reductions	1,567,303
Expense reductions	(79,395)	1,487,908
Net investment income		8,451,640
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,338,315
Foreign currency transactions	(1,669)	10,336,646
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,846,302
Assets and liabilities in foreign currencies	(102)	6,846,200
Net gain (loss)		17,182,846
Net increase (decrease) in net assets resulting from operations		$ 25,634,486

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 8,451,640	$ 25,030,967
Net realized gain (loss)	10,336,646	(1,324,513)
Change in net unrealized appreciation (depreciation)	6,846,200	60,837,287
Net increase (decrease) in net assets resulting from operations	25,634,486	84,543,741
Distributions to shareholders from net investment income	(1,196,590)	(27,248,445)
Share transactions Net proceeds from sales of shares	17,081,824	36,300,085
Reinvestment of distributions	708,409	13,851,170
Cost of shares redeemed	(105,500,000)	(10,164,000)
Net increase (decrease) in net assets resulting from share transactions	(87,709,767)	39,987,255
Total increase (decrease) in net assets	(63,271,871)	97,282,551
Net Assets
Beginning of period	418,923,160	321,640,609
End of period (including under (over) distribution of net investment income of $7,090,317 and $(164,733), respectively)	$ 355,651,289	$ 418,923,160
Other Information Shares
Sold	1,530,975	3,381,008
Issued in reinvestment of distributions	62,334	1,250,039
Redeemed	(9,515,541)	(1,034,131)
Net increase (decrease)	(7,922,232)	3,596,916

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.110	$ 9.430	$ 10.120	$ 12.380	$ 10.730	$ 10.000
Income from Investment Operations Net investment income	.249 D, H	.719 D, E	.761 D	.786 D	.823 D	.214
Net realized and unrealized gain (loss)	.618 H	1.710	(.806)	(2.454)	2.073	.732
Total from investment operations	.867	2.429	(.045)	(1.668)	2.896	.946
Less Distributions
From net investment income	(.037)	(.749)	(.645)	(.592)	(.721)	(.216)
In excess of net investment income	-	-	-	-	(.085)	-
From net realized gain	-	-	-	-	(.440)	-
Total distributions	(.037)	(.749)	(.645)	(.592)	(1.246)	(.216)
Net asset value, end of period	$ 11.940	$ 11.110	$ 9.430	$ 10.120	$ 12.380	$ 10.730
Total Return B, C	7.82%	25.83%	(.46)%	(13.66)%	27.67%	9.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 355,651	$ 418,923	$ 321,641	$ 192,471	$ 109,785	$ 52,951
Ratio of expenses to average net assets	.83% A	.85%	.85%	.89%	.97%	1.42% A
Ratio of expenses to average net assets after all expense reductions	.79% A, G	.83% G	.79% G	.83% G	.94% G	1.42% A
Ratio of net investment income to average net assets	4.49% A, H	6.83%	7.57%	7.08%	6.90%	9.90% A
Portfolio turnover rate	17% A	31%	41%	65%	64%	11% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Net Investment income per share reflects a special dividend which amounted to $.07 per share.

F For the period September 27, 1996 (commencement of operations) to December 31,1996.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.031 and decrease net realized and unrealized gain (loss) per share by $.031. Without this change the Ratio of net investment income to average net assets would have been 3.93%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation.The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities.

The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,827,849 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $1,049,710; decrease net unrealized appreciation/depreciation by $1,022,523; and decrease net realized gain (loss) by $27,187. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

Certain security trades were directed to brokers who paid $73,961 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,425 and $2,009, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

7. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 78% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 21% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research Company (U.K.) Inc.

Fidelity Management & Research Company (Far East) Inc.

Fidelity Investment Japan Limited

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Robert A. Lawrence, Vice President
Mark P. Snyderman, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Paul F. Maloney, Assistant Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

* Independent trustees